SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 9, 2003

EBANK FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

GEORGIA (State or other jurisdiction of incorporation)	000-24043 (Commission File Number)	58-2349097 (IRS Employer Identification No.)

2410 Paces Ferry Road, Suite 190
Atlanta Georgia 30339
(Address of Principal
Executive Offices)

(770) 863-9225
(Registrant’s telephone number, including area code)

ebank.com, Inc.
(Former name or former address, if changed since last report)

SIGNATURES
EX-99.1 PRESS RELEASE

Item 5. Other Events.

     On January 9, 2003, ebank Financial Services, Inc. (the “Company”) issued the press release attached hereto as exhibit 99.1 and made a part hereof regarding its corporate name change from ebank.com, Inc. to its current name, and the dismissal of certain litigation in which the Company was involved. For additional information, please see the press release.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

     99.1   Press release issued January 9, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBANK FINANCIAL SERVICES, INC.

Date: January 9, 2003	By:	/s/ James L. Box ———————————— James L. Box Chief Executive Officer

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